UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: February 8, 2006)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE               1-11871                 11-3312952
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    (State or other          (Commission            (I.R.S. Employer
      jurisdiction           File Number)          Identification No.)
   of incorporation)

150 East 58th Street, Suite 3238                              10155
New York, New York
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     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)
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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                February 8, 2006



ITEM 7.01  REGULATION FD DISCLOSURE

         On February 8, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that the Chairman and Chief Executive Officer, Shelby T. brewer, issued the Company's 2006 Chairman's Letter to address the current and future business opportunities for the Company.

A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated February 8, 2006.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  February 8, 2006                    By:      /s/ James M. DeAngelis
                                                    -------------------------
                                                    James M. DeAngelis
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                                   EXHIBIT INDEX

         Exhibit No.

            99.1 Press Release dated February 8, 2006 issued by Commodore Applied Technologies, Inc.